SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K


                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



        Date of Report (Date of earliest event reported) January 3, 1997



                         Mediscience Technology Corporation
             (Exact name of Registrant as specified in its Charter)



     New Jersey                       0-7405                       22-1937826
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  (State or other            (Commission File Number)            (IRS Employer
  jurisdiction of                                                Identification
  incorporation)                                                    Number)



               1235 Folkestone Way, Cherry Hill, New Jersey 08034
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              (Address of principal executive offices) (Zip Code)


                                 (609) 428-7952
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               Registrant's telephone number, including area code


                                       N/A
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         (Former name or former address, if changed since last report)

Item 5.  Other Materially Important Events

         In a letter dated January 3, 1997 from the U.S. Food and Drug Administration (FDA), Registrant, Mediscience Technology Corp. (OTC: MDSC), was notified that the FDA approved its Investigational Device Exemption (IDE) application to initiate phase II clinical trials with its CD Scan medical device for early stage detection of cancer. Attached hereto and made a part hereof as exhibit A, is the three page letter from the FDA.

[GRAPHIC-LOGO}
       DEPARTMENT OF HEALTH & HUMAN SERVICES        Public Health Service
                                                    Food and Drug Administration
                                                    9200 Corporate Boulevard
                                                    Rockville, MD 20850

Mr. Herbert L. Hugill
President and CEO
Mediscience Technology Corp.
160 Turtle Creek Circle
Oldsmar, Florida 34677

RE:  G960245
     CD-Scan(TM)for early stage, minimally invasive
        detection of aerodigestive cancer
     Dated: December 5, 1996
     Received: December 6, 1996
     HCFA Reimbursement Category : B2

     G960245/A001                            G960245/A002-A004
     Dated: December 12, 1996                Dated: December 18, 1996
     Received: December 19, 1996             Received: December 19, 1996

     G960245/A005                            G960245/A006-A007
     Dated: December 20, 1996                Dated: December 23, 1996
     Received: December 27, 1996             Received: December 27, 1996

Dear Mr. Hugill:

The food and Drug Administration (FDA) has reviewed your investigational device exemptions (IDE) application. Your application is conditionally approved, and you may begin your investigation, using a revised informed consent document which corrects deficiency number one, at Memorial Sloan-Kettering Cancer Center, New York, New York, where you have obtained institutional review board (IRB) approval and submitted certification of IRB approval to FDA. Your investigation is limited to one institution and 47 subjects.

This approval is being granted on the  condition  that,  within 45 days from the
date  of  this  letter,   you  submit   information   correcting  the  following
deficiencies.

         1. Please revise the informed consent statement to reflect the present state of knowledge with regard to the safety of the device. There is no conclusive scientific basis to support the connection that the UV radiation levels used with the device are not carcinogenic for compromised tissues. The informed consent statement should be amended as follows:

         "Although preliminary tests conducted on animal and human subjects have not revealed any adverse effects, the safety of long term exposure to ultraviolet light itself and ultraviolet light combined with 13-cis retinoic acid on the lining of the mouth have not been definitively established."

         2. Your protocol indicates that some of the subjects will be replaced if subsequent clinical and histopathological evaluation disqualify the subjects for randomization to drug treatment. The protocol does not appear to provide follow-up patients who are replaced.

Page 2 - Mr. Herbert Hugill

         Please review the protocol to provide follow-up of patients who are disqualified for randomization. Until the safety of ultraviolet radiation exposure is established we believe all patients subjected to UV scans with the CD-Scan(TM) device should be followed for the same one-year period provided for the randomized subjects.

         3. We were unable to find a discussion or analysis in your submission to document the accuracy of the data provided on the optical radiation emissions from the device. Please provide an analysis of the sources of measurement error along with a statement of the total uncertainty in the data.

         4. You state that the probe of the device will be disinfected by immersion in a 2.4% glutaraldehyde solution for 30 minutes prior to application and following each use. This process will be preceded by removing the stainless steel encasement from the optical fiber and physically cleaning with alcohol soaked swabs. The process will be followed by rinsing the disinfectant from the probe in sterile water for one minute.

         Please provide a set of written instructions for the user describing the disinfection process. The instructions should contain a detailed description of how the device is wiped of any visible debris, disassembled, an enzymatic detergent soak (for the appropriate length of time), a mechanical cleaning step using an enzymatic detergent, a risne step, the glutaraldehyde soak (for the appropriate length of time), a final rinse step, and finally, reassembly.

         5. Please change the third sentence in the "Right to Refuse or Withdraw" section of the Consent Form to read, "If you decide not to participate, the choice of further therapy or observation only is available to you without prejudice." We do not believe the meaning of the current statement will be clear to the patient.

         6. Your submission does not identify the two-component heat-cured epoxy used to seal the probe fibers inside the stainless steel ferrule.

         Please provide the chemical composition of the epoxy and submit evidence that the material, in its cured state, has been tested for cytotoxicity, sensitization, and irritation. We require this testing to deomonstrate the biocompatibility of materials used in mucosal tissue-contacting devices.

This information should be identified as an IDE supplement referencing the IDE number above, and must be submitted in triplicate to:

          IDE Document Main Center (HFZ-401)
          Center for Devices and Radiological Health
          Food and Drug Administration
          9200 Corporate Boulevard
          Rockville, MD  20850

If you do not provide this information within 45 days from the date of this letter, we may take steps to propose withdrawal of apporoval of your IDE application.

Page 3 - Mr. Herbert Hugill

We would like to point out that FDA approval of your IDE application does not imply that this investigation will develop sufficient safety and effectiveness data to assure FDA approval of a premarket approval (PMA) application for this device. You may obtain the guideline for the preparation of a PMA application, entitled "Premarket Approval (PMA) Manual," from the Division of Small
Manufacturers  Assistance  at its  toll-free  number  (800)  638-2041  or  (301)
443-6597.

We do not believe the proposed feasibility study will provide sufficient data to support a PMA. The data and information provided in your IDE application does not conclusively or definitely establish safety with regard to exposure of compromised tissue to ultraviolet (UV) radiation emissions from the device. You have indicated an intent to follow this study with a pivotal clinical trial. For approval of a future pivotal study, we will require the completion of an animal study that clearly demonstrates the safety of UV exposure on compromised tissue. We also believe a study of human subjects, with a follow-up of at least 3 years, and a concurrent control of high risk, non-UV exposed subjects, is needed to document the safety of the device.

We have enclosed the guidance document entitled "Sponsor's Responsibilities for a Significant Risk Device Investigation" to help you understand the functions and duties of a sponsor. Also enclosed is the guidance document "Investigators' Responsibilities for a Significanat Risk Device Investigation" which you should provide to participatiang investigators.

If you have any questions, please contact J.Edward Warren at (301) 594-2080.

                                      Sincerely yours,

                                      /s/Lillian Yin, Ph.D.
                                      ---------------------
                                      Lillian Yin, Ph.D.
                                      Director, Division of Reproductive,
                                        Abdominal, Ear, Nose and Throat,
                                        and Radiological Devices
                                      Offfice of Device Evaluation
                                      Center for Devices and Radiological Health

Enclosures
(1) Sponsors Responsibilities for a Significant Risk Device Investigation
(2) Investigator's Responsibilities for a Significant Risk Device Investigation